UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 22, 2005

__________________________

PC MALL, INC.

(Exact Name of Registrant as Specified in its Charter)

 __________________________

Delaware	000-25790	95-4518700
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2555 West 190th Street, Suite 201

Torrance, California 90504

(Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 22, 2005, we entered into a written employment agreement with Ted Sanders, our Chief Financial Officer. Prior to that time, our employment arrangements with Mr. Sanders were not memorialized in a written agreement.

Pursuant to the terms of our written agreement with Mr. Sanders, Mr. Sanders is an “at will” employee and is entitled to an annual base salary of $300,000. Mr. Sanders is eligible to participate in our executive bonus plan in the discretion of the Compensation Committee of our Board of Directors, as well as to receive discretionary bonuses from time to time in the discretion of the Compensation Committee and our Chief Executive Officer. Mr. Sanders is entitled to severance pay equal to six months of his annual base salary in the event his employment is terminated without cause (as defined in his employment agreement). Mr. Sanders is also entitled to receive a monthly automobile allowance, and is eligible to participate in our employee benefit plans that are generally available to our similarly situated employees.

On March 22, 2005, we also memorialized a change to the employment agreement of Robert Newton, our General Counsel. The change was previously disclosed in our Current Report on Form 8-K that we filed with the SEC on February 15, 2005. Pursuant to the terms of the amendment to Mr. Newton’s employment agreement, Mr. Newton will be entitled to severance equal to six months of his annual base salary, which is presently $250,000, in the event his employment is terminated without cause (as defined in his employment agreement).

The foregoing descriptions of our employment agreement with Mr. Sanders and the amendment to Mr. Newton’s employment agreement are qualified by reference to the complete terms of those agreements, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

10.1*	Employment Agreement, effective March 22, 2005, by and between Theodore R. Sanders and PC Mall, Inc.

10.2*	Amendment to Employment Agreement, dated as of March 22, 2005, by and between Robert I. Newton and PC Mall, Inc.

*	The referenced exhibit is a compensatory contract, plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC MALL, INC.

Date: March 25, 2005	By: /s/ Ted Sanders
Ted Sanders
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1*	Employment Agreement, effective March 22, 2005, by and between Theodore R. Sanders and PC Mall, Inc.

10.2*	Amendment to Employment Agreement, dated as of March 22, 2005, by and between Robert I. Newton and PC Mall, Inc.

*	The referenced exhibit is a compensatory contract, plan or arrangement.